Exhibit 99.2

KULR Technology Group, Inc. Investor Presentation Michael Mo DATE: April-2023

AGENDA 1. Corporate Overview 2. Market Opportunities 3. Technology Solutions 4. Financial Updates 5. Summary

CORPORATE OVERVIEW: Forward Looking Statements 3 Safe Harbor This presentation and other written or oral statements made from time to time by representatives of KULR Technology Group, Inc. and/or its wholly owned subsidiary KULR Technology Corporation contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our revenue forecast, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K or other filings we filed with the U.S. Securities Exchange Commission (the “Public Reports”). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the Public Reports. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers ability and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. Forecasts All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. Reference Material This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable. Although we believe that the sources are reliable, we have not independently verified such data. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. This presentation contains multiple third-party market growth forecasts that may not take into account negative impacts due to circumstances related to the COVID-19 pandemic.

Developing an Energy Management Platform to Accelerate the Global Transition to Sustainable Electrification Economy 4

Michael Mo Founder & CEO Keith Cochran President & COO William Walker CTO Ted Krupp VP of Sales & Marketing Tony Martinez VP of Operations Shawn Canter CFO 5 CORPORATE OVERVIEW: KULR Leadership Team

6 ▪ 7 astronauts live aboard ISS ▪ Cost of space station $150 billion ▪ $3.1 billion NASA spends/year on-going ▪ 254 miles away from Earth ▪ 10 years to build ▪ 30 missions to assemble ▪ Collaboration of 5 space agencies and 15 countries ▪ We offer our commercial customers the same technology that we provide to NASA protecting the ISS and its astronauts CORPORATE OVERVIEW: NASA Trusts KULR with Mission Critical Applications

7 $400B global value chain KULR operates in $200+B portion of market (cell/pack/reuse and recycle) Implications for: ▪ Human health/safety ▪ Economic growth ▪ National Security ▪ Geo-politics ▪ Environmental sustainability Market Opportunities: Lithium-Ion Battery Value Chain to Reach $400B by 2030 (McKinsey)

8 Market Opportunities: Lithium-Ion Battery Thermal Runaway Propagation is a Fundamental Safety Threat to the Whole Industry NASA JPL Battery Accident Video CNBC F-150 Lightening Video

9 Lithium battery fire incidents involving e-bikes, e-scooters, hoverboards, smartphones, and electric vehicles are a serious public safety concern creating a surge in demand for improved battery safety technologies and thermal management solutions. Since 2017, lithium battery incidents involving smoke, fire, extreme heat, or explosion occur once every eight days on planes or in airports. (Source: FAA.gov) UPS cargo flight lithium battery Tesla after battery fire fire E-scooter lithium battery fire Market Opportunities: Risks Grow as Use of Lithium-Ion Batteries Increases

Market Opportunities: Space Proven Lithium-Ion Battery Design and Testing Methodology

KULR

KULR Solutions Platform Overview

Products

Internal Short Circuit (ISC)
- Trigger Cells
- Consistent & Reliable

Thermal Runaway Shield (TRS)
- Thermal Runaway prevention

SafeX
- Safe & reliable Li-ion storage & transportation

Fiber Thermal Interface (FTI)
- High thermal conductivity no residue & reworkable

Thermal Capacitor
- Cyclically absorbs and provides heat

Screened Cells
- High-quality and reliability
- N. America sourced supply

Services

Cell Level Testing
- Cell Screening
- Thermal runaway characterization

Multiphysics Modeling
- Analysis of cells, packs and systems

Battery Design Services
- Safe & reliable battery designs

Pack Level Testing
- Verification of pack safety & reliability

Systems Level Testing
- Advanced, tailored test plans

Real Time Monitoring
- CellCheck
- Data intensive battery monitoring

Transport & Recycling
- End of life logistics

KULR VIBE
- Vibration and balance management

KULR ONE Design Services

Other Services

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Market Opportunities: KULR Addressable Markets



Aerospace & Defense

Thermal Management Systems Market
Thermal management systems market alone estimated at **$24 billion** in 2025 (Converged Markets)

Vibrations Market
Global vibration motor market ~$7 billion in 2022 going to $24 billion in 2032 – 14% CAGR



E-Mobility

EV Passenger Car Market

~**60 million** passenger EV sales (2040)
Potentially **525+ million** passenger EVs alone on the road in 2040 (assume 15-yr. useful life)



Industrial & Consumer

Lithium Battery Market

$150+ billion (2030)
Manufacturing capacity **CAGR 27%** over next five years



Recycling

Global lithium-ion Battery Recycling Industry

Reached $ 4.6 billion in 2021 and projected to grow to $ 22.8 billion by 2030

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12 Energy Storage Systems ▪ 2022 - ~$230 billion ▪ 2030 - ~$435 billion ▪ 8% CAGR Market Opportunities: Energy Storage Market is Large and Growing Fast

KULR ONE Platform 1. Safety 2. Reliability 3. Performance 4. Intelligence 5. Modularity 6. Customization Developing safe and reliable lithium-ion energy storage for our customers 13 Technology & Solutions: Space Proven Lithium-Ion Battery Design and Testing Methodology

KULR ONE Design Solutions Cell Supply Cell Level Testing Multiphysics Modeling Battery Design Pack Level Testing System Level Testing Real Time Monitoring Transport & Recycling Holistic Approach to Battery Design & Safety 14 1. Credible 2. Agile 3. Prepared 4. Responsive Technology & Solutions: Space Proven Lithium-Ion Battery Design and Testing Methodology

SafeX Battery Storage Solution Product Description ▪ Patented DOT permitted Passive Propagation Resistant (PPR) storage & transportation system for lithium-ion batteries. ▪ Used by NASA in crewed space vehicles since 2019 Value Proposition ▪ Mitigates thermal runaway with KULR’s patented Thermal Runaway Shield (TRS) technology ▪ DOT permitted for up to 2.5kWh per case ▪ No particulates generated during handling ▪ Light weight, reusable, sustainable and cost effective 15 Technology & Solutions: SafeCase Technology Developed for ISS and Deployed for Battery Recycling

16 Technology Solutions: SafeCase Demo SafeCASE 2.5 kWh Li-ion Battery Contents, 100% SOC

17 Technology Solutions: SafeSLEEVE Demo Initial TR Onset of Cell-to-Cell Propagation Battery Cells SafeSLEEVE 300 Wh Li-ion Battery Contents, 100% SOC

Sales and Marketing : KULR’s Competitive Advantages 18 Expertise & Technical Credibility • World class Battery Design & Test Experts • Patents, IP and Trade Secrets • Strong Network of Collaborators Regulatory • DoT Special Permits • FAA, UN, UL, CSA Engagements • Industry Trade Groups and Associations Operational • Global sourcing and supply chain • Testing Facilities/Capabilities • QMS KULR Differentiators Support • Dedicated Customer Service & Technical Support CREDIBLE, AGILE, PREPARED, RESPONSIVE Driving the electrification revolution

Sales and Marketing : KULR’s Customers and Strategic Partners 19 Aerospace & Government Industrial & Consumer Strategic Partners A multi-pronged revenue model approach to best suit our customers' needs Products & Services Design Services Product Sales Subscription Services IP Licensing KULR ONE ✓ ✓ SafeX Products ✓ ✓ ✓ ✓ KULR ONE Design Services ✓ ✓ ✓ ✓ KULR VIBE ✓ ✓ ✓ Thermal Management Products ✓ ✓ ✓

Analysis & Design Services Prototyping & Testing Services Certifications Customer Deployment = Product Sales Sales and Marketing : Business Model from Design to Production Cycle 20

Financial Updates: 2022 Investments in R&D and Infrastructure Builds Foundation for Growth Acceleration in 2023 21 ▪ Revenue: $1.8M. 137% YoY Growth ▪ Gross Margin: 92% vs. 70% (Q4’21) ▪ Cash Balance: $10.4M ▪ R&D Expenses: $1.2M vs. $704K (Q4’21) ▪ Equipment & Deposit: $6.7M vs. $2.5M (Q4’21) ▪ Inventory Deposit: $1.9M vs. $191K (Q4’21) 2022 Revenue $0 $500,000 $1,000,000 $1,500,000 $2,000,000 1Q22 2Q22 3Q22 4Q22 KULR TTM Revenue $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 2021 2022 Q4’22 Financial Highlights 2021 2022 Y/Y Growth Product Sales $1.49M $2.64M 77% Contract Services $0.92M $1.35M 47% Total Revenue $2.41M $3.99M 66% # of Customers 20 36 80%

Financial Updates: KULR Corporate Overview 22 Institutional Shareholders Public Listing Market NYSE American Exchange Symbol KULR Market Capitalization $81M Stock Price (as of 4/24/23) $0.70 Total Shares (as of 4/24/23) 116.75 M Insider Holdings 34.3% Total Floating Shares 72.4 M Index Inclusion

Summary: KULR Investment Highlights 23 ▪ Industry leading provider of total solution to battery safety and thermal management ▪ Active ESG initiative propelled by industry and regulatory tailwinds of growing demand for recycling and clean energy, resulting in an expanding total addressable market ▪ Attractive and scalable business model with high gross margins ▪ Tier-one customer base with government, defense, and commercial enterprise clients ▪ Fortified portfolio of solutions with 12 patents ▪ Strong Growth Momentum in 2022 and into 2023

www.kulrtechnology.com 24